EXHIBIT 10.1

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT to the Credit Agreement referred to below, dated as of April 27, 2020 (this “First Amendment”), by and among International Seaways, Inc., a Marshall Islands corporation (“Holdings”), International Seaways Operating Corporation, a Marshall Islands corporation (the “Borrower”), the other Guarantors (as defined in the Credit Agreement referred to below) party hereto, the Lenders (as defined in the Credit Agreement referred to below) party hereto constituting Required Lenders, and Nordea Bank Abp, New York Branch, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.  Capitalized terms used herein but not otherwise defined in this First Amendment have the same meanings as specified in the Credit Agreement referenced below, as amended by this First Amendment.
RECITALS
WHEREAS, the Borrower, Holdings, the other Guarantors from time to time party thereto, the several Lenders from time to time party thereto, the Administrative Agent and the other parties thereto have entered into that certain Credit Agreement, dated as of January 23, 2020 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”); and
WHEREAS, the Borrower, Holdings, the other Guarantors, the Lenders party hereto constituting Required Lenders and the Administrative Agent have agreed to amend the Credit Agreement as hereinafter set forth;
NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Amendments to Credit Agreement.  Subject to the satisfaction of the conditions set forth in Section 3, the Required Lenders agree that the Credit Agreement is hereby amended as follows:
(a) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Adjusted LIBOR Rate” appearing in such Section as follows:
““Adjusted LIBOR Rate” shall mean, with respect to any Borrowing for any Interest Period, an interest rate per annum (rounded upward, if necessary, to the next 1/100th of 1.00%) determined by the Administrative Agent to be equal to the LIBOR Rate for such Borrowing in effect for such Interest Period divided by the remainder of (i) 1 minus (ii) the Statutory Reserves (if any) for such Borrowing for such Interest Period.”.

(b) Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (a) of the definition of “Permitted Charter” appearing in such Section as follows:
“(a) which is a time charter, voyage charter, consecutive voyage charter or contract of affreightment entered into on bona fide arm’s length terms; provided that any such charter with an initial term in excess of thirty-six (36) months, after giving effect to any extensions solely at the discretion of the charterer (collectively, the “Initial Charter Term”) (but without including or giving effect to any specific or actual redelivery period extending past the Initial Charter Term) shall only be a Permitted Charter if the Required Lenders have consented thereto (such consent not to be unreasonably withheld); and”.

(c) Section 11.06 of the Credit Agreement is hereby amended by (i) inserting the text “(a)” immediately prior to the text in such Section and (ii) inserting the following text as new clause (b) immediately after such new paragraph (a):

“(b) Electronic Execution of Loan Documents.  The words “execution,” “signed,” “signature,” and words of like import in this Agreement and the other Loan  Documents including any Assignment and Assumption shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect,  validity  or enforceability as a manually executed signature or the use of paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based  on the Uniform Electronic Transactions Act.”.

SECTION 2. Representations and Warranties.  In order to induce the Lenders party hereto to enter into this First Amendment and to amend the Credit Agreement in the manner provided herein, each Loan Party hereby represents and warrants that:
(a) the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of the First Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of such earlier date);
(b) both before and immediately upon giving effect to this First Amendment, no Default or Event of Default shall have occurred and be continuing; and
(c) this First Amendment has been duly authorized, executed and delivered by each Loan Party party hereto and each of this First Amendment and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation, enforceable against each Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
SECTION 3. Conditions of Effectiveness.  The effectiveness of this First Amendment (and the amendments contained in Section 1 hereof) is subject to the satisfaction of the following conditions (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):
(a) this First Amendment shall have been duly executed by the Borrower, Holdings, each other Guarantor, the Lenders constituting the Required Lenders and the Administrative Agent (which may include a copy transmitted by facsimile or PDF or other electronic method), and delivered to the Administrative Agent (or its counsel);
(b) the Borrower shall have paid all costs, fees, expenses and other amounts due and payable pursuant to the Loan Documents and any other fee due and payable to the Administrative Agent or any affiliate thereof as may have been separately agreed to by the Borrower and the Administrative Agent or such affiliate in connection with this First Amendment, including the reasonable fees and expenses of White & Case LLP; and
(c) (i) all representations and warranties set forth in Section 2 of this First Amendment shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of the First Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of such earlier date), and (ii) no Default shall have occurred and be continuing or would occur immediately upon giving effect to this First Amendment.
SECTION 4. Effects on Loan Documents.
(a) Except as specifically amended herein or contemplated hereby, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(b) The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Lenders or any Agent under the Loan Documents.
(c) (i) Each Loan Party acknowledges and agrees that, on and after the First Amendment Effective Date, this First Amendment shall constitute a Loan Document for all purposes of the Credit Agreement (as amended by this First Amendment) and (ii) each Loan Party hereby (A) agrees that all Obligations shall be guaranteed pursuant to the Guarantees in accordance with the terms and provisions thereof and shall be secured pursuant to the Security Documents in accordance with the terms and provisions thereof, and that, notwithstanding the effectiveness of this First Amendment, on and after the First Amendment Effective Date, the Guarantees and the Liens created pursuant to the Security Documents for the benefit of the Secured Parties continue to be in full force and effect on a continuous basis and (B) affirms, acknowledges and confirms all of its obligations and liabilities under the Credit Agreement and each other Loan Document to which it is a party, in each case after giving effect to this First Amendment, all as provided in such Loan Documents, and acknowledges and agrees that such obligations and liabilities continue in full force and effect on a continuous basis in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents, in each case after giving effect to this First Amendment.
(d) On and after the First Amendment Effective Date, each reference in the Credit Agreement (as amended by this First Amendment) to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this First Amendment, and this First Amendment and the Credit Agreement as amended by this First Amendment shall be read together and construed as a single instrument.
(e) Nothing herein shall be deemed to entitle the Borrower, Holdings nor the other Guarantors to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as amended by this First Amendment or any other Loan Document in similar or different circumstances.
SECTION 5. Amendments; Severability.
(a) This First Amendment may not be amended nor may any provision hereof be waived except in accordance with the provisions of Section 11.02 of the Credit Agreement. By its signature below written, each Lender authorizes and directs the Administrative Agent to execute and deliver this First Amendment.
(b) To the extent any provision of this First Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this First Amendment in any jurisdiction.
SECTION 6. Governing Law; Waiver of Jury Trial; Jurisdiction.  THIS FIRST AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.  The provisions of Sections 11.09(b), 11.09(c), 11.09(d) and 11.10 of the Credit Agreement as amended by this First Amendment are incorporated herein by reference, mutatis mutandis.
SECTION 7. Headings.  Section headings in First Amendment are included herein for convenience of reference only, are not part of this First Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this First Amendment.
SECTION 8. Counterparts.  This First Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures delivered by facsimile or PDF or other electronic means shall have the same force and effect as manual signatures delivered in person.  Each party confirms that the use of electronic signatures to execute the documents in question is a legally valid and binding method of execution. Each party also confirms that the use of a digital signing platform is a legally valid and binding method of execution. Each party confirms that this method of signature is as conclusive of its intention to be bound by the documents in question as if signed by manuscript signature.
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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.
HOLDINGS:
INTERNATIONAL SEAWAYS, INC.

By:	/s/ James D. Small III
	Name:	James D. Small III
	Title:	Chief Administrative Officer, Senior Vice President, Secretary and General Counsel

BORROWER:
INTERNATIONAL SEAWAYS OPERATING CORPORATION

By:	/s/ James D. Small III
	Name:	James D. Small III
	Title:	Senior Vice President & Secretary

GUARANTORS:
1372 TANKER CORPORATION
AMALIA PRODUCT CORPORATION
ATHENS PRODUCT TANKER CORPORATION
BATANGAS TANKER CORPORATION
CABO HELLAS LIMITED
CARL PRODUCT CORPORATION
FRONT PRESIDENT INC.
GOLDMAR LIMITED HATTERAS TANKER CORPORATION
JADEMAR LIMITED
KYTHNOS CHARTERING CORPORATION
LEYTE PRODUCT TANKER CORPORATION
MAPLE TANKER CORPORATION
MILOS PRODUCT TANKER CORPORATION
MINDANAO TANKER CORPORATION
MONTAUK TANKER CORPORATION OAK TANKER CORPORATION
OVERSEAS SHIPPING (GR) LTD.
REYMAR LIMITED
ROSALYN TANKER CORPORATION
ROSEMAR LIMITED
RUBYMAR LIMITED
SAMAR PRODUCT TANKER CORPORATION
SEAWAYS SHIPPING CORPORATION
SECOND KATSURA TANKER CORPORATION
SILVERMAR LIMITED
SKOPELOS PRODUCT TANKER CORPORATION
TOKYO TRANSPORT CORP.

By:	/s/ James D. Small III
Name:	James D. Small III
Title:	Vice President & Secretary

NORDEA BANK ABP, NEW YORK BRANCH, as Administrative Agent, Collateral Agent, Security Trustee and a Lender

By:	/s/ Martin Lunder
	Name:	Martin Lunder
	Title:	Managing Director

By:	/s/ Henrik M. Steffensen
	Name:	Henrik M. Steffensen
	Title:	EVP

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Maria Fahey
	Name:	Maria Fahey
	Title:	Director

By:	/s/ Amit Wynalda
	Name:	Amit Wynalda
	Title:	Executive Director

CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK, as a Lender

By:	/s/ Georgios Gkanasoulis
	Name:	Georgios Gkanasoulis
	Title:	Director

By:	/s/ Manon Didier
	Name:	Manon Didier
	Title:	Vice President

DNB CAPITAL LLC, as a Lender

By:	/s/ Samantha Stone
	Name:	Samantha Stone
	Title:	Vice President

By:	/s/ Ahelia Singh
	Name:	Ahelia Singh
	Title:	Assistant Vice President

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL), as a Lender

By:	/s/ Arne Juell-Skielse
	Name:	Arne Juell-Skielse
Title:

By:	/s/ Olof Kajerdt
	Name:	Olof Kajerdt
Title:

BNP PARIBAS, as a Lender

By:	/s/ Eric Dulcire
	Name:	Eric Dulcire
	Title:	Managing Director

By:	/s/ Pierre Frachon
	Name:	Pierre Frachon
	Title:	Managing Director

DANISH SHIP FINANCE A/S, as a Lender

By:	/s/ Michael Frisch
	Name:	Michael Frisch
	Title:	CCO

By:	/s/ Brian D. Kristiansen
	Name:	Brian D. Kristiansen
	Title:	SLM